EXHIBIT 99.2

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Morgan Stanley                                                      June 1, 2004
Securitized Products Group        [Morgan Stanley LOGO]

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                             Computational Materials


                                  $782,790,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE4


                       Mortgage Pass-Through Certificates




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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by
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issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).




The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2

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Morgan Stanley                                                      June 1, 2004
Securitized Products Group        [Morgan Stanley LOGO]

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                           Approximately $782,790,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE4

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Modified
                                                                       Avg Life to    Duration
  Offered                                        Expected Ratings        Call /       To Call /        Payment Window To Call /
  Classes      Description      Balance(4)     (S&P/Fitch/Moody's)      Mty(1)(2)    Mty(1)(2)(3)              Mty(1)(2)
====================================================================================================================================
    A-1        Not Offered      629,111,000                                                    *****Not Offered*****
------------------------------------------------------------------------------------------------------------------------------------
    A-2          Floater       [150,000,000]       AAA/AAA/Aaa        2.74 / 2.99    2.67 / 2.89    07/04 - 06/12 / 07/04 - 12/21
------------------------------------------------------------------------------------------------------------------------------------
    A-3          Floater       [287,568,000]       AAA/AAA/Aaa        1.50 / 1.50    1.50 / 1.50    07/04 - 05/08 / 07/04 - 05/08
------------------------------------------------------------------------------------------------------------------------------------
    A-4          Floater       [100,300,000]       AAA/AAA/Aaa        6.29 / 7.24    6.01 / 6.82    05/08 - 06/12 / 05/08 - 12/21
------------------------------------------------------------------------------------------------------------------------------------
    M-1          Floater          90,045,000        AA/AA/Aa2         5.32 / 5.86    5.09 / 5.56    09/07 - 06/12 / 09/07 - 01/19
------------------------------------------------------------------------------------------------------------------------------------
    M-2          Floater          75,637,000          A/A/A2          5.30 / 5.78    4.97 / 5.36    08/07 - 06/12 / 08/07 - 09/17
------------------------------------------------------------------------------------------------------------------------------------
    M-3          Floater          25,213,000         A-/A-/A3         5.29 / 5.69    4.91 / 5.24    07/07 - 06/12 / 07/07 - 01/16
------------------------------------------------------------------------------------------------------------------------------------
    B-1          Floater          18,009,000      BBB+/BBB+/Baa1      5.28 / 5.61    4.82 / 5.07    07/07 - 06/12 / 07/07 - 03/15
------------------------------------------------------------------------------------------------------------------------------------
    B-2          Floater          18,009,000       BBB/BBB/Baa2       5.28 / 5.50    4.78 / 4.95    07/07 - 06/12 / 07/07 - 05/14
------------------------------------------------------------------------------------------------------------------------------------
    B-3          Floater          18,009,000      BBB-/BBB-/Baa3      5.24 / 5.29    4.53 / 4.56    07/07 - 06/12 / 07/07 - 04/13
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------

               Initial
  Offered   Subordination
  Classes      Level(5)        Benchmark
============================================
    A-1
--------------------------------------------
    A-2         19.00%        1 Mo. LIBOR
--------------------------------------------
    A-3         19.00%        1 Mo. LIBOR
--------------------------------------------
    A-4         19.00%        1 Mo. LIBOR
--------------------------------------------
    M-1         12.75%        1 Mo. LIBOR
--------------------------------------------
    M-2         7.50%         1 Mo. LIBOR
--------------------------------------------
    M-3         5.75%         1 Mo. LIBOR
--------------------------------------------
    B-1         4.50%         1 Mo. LIBOR
--------------------------------------------
    B-2         3.25%         1 Mo. LIBOR
--------------------------------------------
    B-3         2.00%         1 Mo. LIBOR
--------------------------------------------

Notes:  (1) Certificates are priced to the 10% optional clean-up call.
        (2) Based on the pricing prepayment speed. See details below.
        (3) Assumes pricing at par.
        (4) Bond sizes subject to a variance of plus or minus 5%.
        (5) Subordination levels to be finalized.

  Issuer:                        Morgan Stanley ABS Capital I Inc. Trust
                                 2004-HE4.

  Depositor:                     Morgan Stanley ABS Capital I Inc.

  Originators:                   Aames Capital Corporation, Accredited Home
                                 Lenders, Inc. and NC Capital Corporation.

  Servicer:                      Chase Manhattan Mortgage Corporation,
                                 Countrywide Home Loans Inc. and HomEq Servicing
                                 Corp.

  Trustee:                       Deutsche Bank National Trust Company.

  Managers:                      Morgan Stanley (lead manager), Countrywide
                                 Securities Corp. and Utendahl Capital Partners,
                                 L.P.

  Rating Agencies:               Standard & Poor's, Fitch Ratings and Moody's
                                 Investors Service.

  Offered Certificates:          The Class A-2, A-3, A-4, M-1, M-2, M-3, B-1,
                                 B-2 and B-3 Certificates.

  Class A Certificates:          The Class A-1, A-2, A-3 and A-4 Certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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Group II Class A                 The Class A-2, Class A-3 and Class A-4
Certificates:                    Certificates.

Group II Class A Sequential      The Class A-3 and Class A-4 Certificates.
Certificates:

Expected Closing Date:           June 29, 2004 through DTC and Euroclear or
                                 Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:              The 25th of each month, or if such day is not a
                                 business day, on the next business day,
                                 beginning July 25, 2004.

Final Scheduled
Distribution Date:               The Distribution Date occurring in May 2034.

Due Period:                      For any Distribution Date, the period
                                 commencing on the second day of the month preceding the month in which such Distribution
                                 Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:         The interest accrual period for the Offered
                                 Certificates with respect to any Distribution
                                 Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                 Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                  The Trust will consist of two groups of
                                 adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:          Approximately $776.7 million of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:         Approximately $664.0 million of Mortgage Loans
                                 that predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:        o Fixed Rate Mortgage Loans: CPR starting at
                                 approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                 CPR thereafter

                                 o  ARM Mortgage Loans:  CPR of 25%

Credit Enhancement:              The Offered Certificates are credit enhanced
                                 by:

                                 1)  Net monthly excess cashflow from the
                                     Mortgage Loans,

                                 2)  2.00% overcollateralization (funded
                                     upfront). On and after the Step-down
                                     Date, so long as a Trigger Event is
                                     not in effect, the required
                                     overcollateralization will equal
                                     4.00% of the aggregate principal
                                     balance of the Mortgage Loans as of
                                     the last day of the applicable Due
                                     Period, subject to a 0.50% floor,
                                     based on the aggregate principal
                                     balance of the Mortgage Loans as of
                                     the cut-off date, and

                                 3)  Subordination of distributions on
                                     the more subordinate classes of
                                     certificates (if applicable) to the
                                     required distributions on the more
                                     senior classes of certificates.

Senior Enhancement               For any Distribution Date, the percentage
Percentage:                      obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                 Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period.

Step-down Date:                  The later to occur of:

                                 (x)  The earlier of:

                                 (a)  The Distribution Date occurring in
                                      July 2007; and

                                 (b)  The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero;
                                      and

                                 (y)  The first Distribution Date on
                                      which the Senior Enhancement
                                      Percentage (calculated for this
                                      purpose only after taking into
                                      account payments of principal on
                                      the Mortgage Loans on the last day
                                      of the related Due Period but prior
                                      to principal distributions to the
                                      certificates on the applicable
                                      Distribution Date) is greater than
                                      or equal to approximately 38.00%.

Trigger Event:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4
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Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger A
Event: Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 37- 48      [3.25] for the first month,
                                                    plus an additional 1/12th of
                                                    [1.50] for each month
                                                    thereafter (e.g., [4.000] in
                                                    Month 43)

                                 Months 49- 60      [4.75] for the first month,
                                                    plus an additional 1/12th of
                                                    [1.25] for each month
                                                    thereafter (e.g., [5.375] in
                                                    Month 55)

                                 Months 61- 72      [6.00] for the first month,
                                                    plus an additional 1/12th of
                                                    [0.50] for each month
                                                    thereafter (e.g., [6.250] in
                                                    Month 67)

                                 Months 72-
                                 thereafter         [6.50]

Initial Subordination            Class A:            19.00%
Percentage:                      Class M-1:          12.75%
                                 Class M-2:           7.50%
                                 Class M-3:           5.75%
                                 Class B-1:           4.50%
                                 Class B-2:           3.25%
                                 Class B-3:           2.00%

Optional Clean-up Call:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:     The Class A-1 Certificates will accrue interest
                                 at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group I Cap and (iii) the WAC Cap.

Class A-2, A-3 and A-4
Pass-Through Rate:               The Class A-2, A-3 and A-4 Certificates will
                                 accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                                 (ii) the Loan Group II Cap and (iii) the WAC
                                 Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-3 Pass-Through Rate:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-1 Pass-Through Rate:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 5

Class B-2 Pass-Through Rate:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-3 Pass-Through Rate:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                As to any Distribution Date, a per annum rate
                                 equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due
                                 Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                                 Accrual Period.

Loan Group II Cap:               As to any Distribution Date, a per annum rate
                                 equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due
                                 Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                                 Accrual Period.

Class A-1 Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for the Class A-1 Certificates will equal the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-1
                                       Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                                 (ii)  Any Class A-1 Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the related Class A-1 Pass-Through Rate
                                       (without regard to the Loan Group I Cap
                                       or WAC Cap).

Class A-2, A-3 and A-4
Basis Risk Carry Forward
Amount: As to any Distribution Date, the supplemental interest amount for each of the Class A-2, A-3 and A-4 Certificates will equal the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-2, A-3 and
                                       A-4 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                                 (ii)  Any Class A-2, A-3 and A-4 Basis Risk
                                       Carry Forward Amount remaining unpaid
                                       from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the related Class A-2, A-3 and A-4
                                       Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,             As to any Distribution Date, the supplemental
B-1, B-2 and B-3 Basis Risk      interest amount for each of the Class M-1, M-2,
Carry Forward Amounts:           M-3, B-1, B-2 and B-3 Certificates will equal
                                 the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at such Certificates'
                                       applicable Pass-Through Rate (without
                                       regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                 (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the Certificates' applicable Pass-Through
                                       Rate (without regard to the WAC Cap).



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Distributions on
Offered Certificates:            On each Distribution Date and after payments of
                                 servicing and trustee fees and other expenses, interest distributions from the Interest
                                 Remittance Amount will be allocated as follows:

                                 (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Group II Class A
                                          Certificates;

                                 (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1
                                          Certificates;

                                 (iii)    To the Class M-1 Certificates, its
                                          Accrued Certificate Interest;

                                 (iv)     To the Class M-2 Certificates, its
                                          Accrued Certificate Interest;

                                 (v)      To the Class M-3 Certificates, its
                                          Accrued Certificate Interest;

                                 (vi)     To the Class B-1 Certificates, its
                                          Accrued Certificate Interest;

                                 (vii)    To the Class B-2 Certificates, its
                                          Accrued Certificate Interest; and,

                                 (viii)   To the Class B-3 Certificates, its
                                          Accrued Certificate Interest.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions
on Offered Certificates:         On each Distribution Date (a) prior to the
                                 Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)      to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                 (ii)     to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (iii)    to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (iv)     to the Class M-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (v)      to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero;

                                 (vi)     to the Class B-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero; and

                                 (vii)    to the Class B-3 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof has been reduced to zero.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal
Allocation:                      Except as described below, the Class A-3 and
                                 Class A-4 Certificates will receive principal sequentially, and the Class A-4 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class
                                 A-3 Certificates has been reduced to zero.

                                 All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                                 However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                                 Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

Group II Class A Interest        Beginning on the first Distribution Date, and
Rate Cap:                        for a period of 35 months thereafter, an
                                 Interest Rate Cap will be entered into by the Trust for the benefit of the Group II Class A
                                 Certificates.


                                 For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A Interest        The Group II Class A Interest Rate Cap Payment
Rate Cap Payment                 shall be available to pay any Basis Risk Carry
Allocation:                      Forward Amount due to the Class A-2, A-3 and
                                 A-4 Certificates on a pro rata basis.

Class M Interest Rate
Cap: Beginning on the first Distribution Date, and for a period of 43 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                                 For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate            The Class M Interest Rate Cap Payment shall be
Cap Payment Allocation:          available to pay any Basis Risk Carry Forward
                                 Amount due to the Class M-1, Class M-2 and
                                 Class M-3 Certificates on a pro rata basis.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 43 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                                 For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate
Cap Payment Allocation:          The Class B Interest Rate Cap Payment shall be
                                 available to pay any Basis Risk Carry Forward
                                 Amount due to the Class B-1, Class B-2 and
                                 Class B-3 Certificates on a pro rata basis.

Allocation of Net                For any Distribution Date, any Net Monthly
Monthly Excess                   Excess Cashflow shall be paid as follows:
Cashflow:                        (i)      to the Class M-1 Certificates, the
                                          unpaid interest shortfall amount;

                                 (ii)     to the Class M-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (iii)    to the Class M-2 Certificates, the
                                          unpaid interest shortfall amount;

                                 (iv)     to the Class M-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (v)      to the Class M-3 Certificates, the
                                          unpaid interest shortfall amount;

                                 (vi)     to the Class M-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (vii)    to the Class B-1 Certificates, the
                                          unpaid interest shortfall amount;

                                 (viii)   to the Class B-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (ix)     to the Class B-2 Certificates, the
                                          unpaid interest shortfall amount;

                                 (x)      to the Class B-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (xi)     to the Class B-3 Certificates, the
                                          unpaid interest shortfall amount;

                                 (xii)    to the Class B-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                 (xiii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Group II Class A Basis Risk Carry Forward Amount to the Group II Class A Certificates; and

                                 (xiv)    sequentially, to Classes M-1, M-2,
                                          M-3, B-1, B-2 and B-3 Certificates, in
                                          such order, any unpaid Basis Risk
                                          Carry Forward Amount for such classes.

Interest Remittance              For any Distribution Date, the portion of
Amount:                          available funds for such Distribution Date
                                 attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief
                                 Act or similar state law allocated to such class.

Principal Distribution           On any Distribution Date, the sum of (i) the
Amount:                          Basic Principal Distribution Amount and (ii)
                                 the Extra Principal Distribution Amount.

Basic Principal
Distribution Amount:             On any Distribution Date, the excess of (i) the
                                 aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:     For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal                  For any Distribution Date, the lesser of (i)
Distribution Amount:             the excess of (x) interest collected or
                                 advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over
                                 (y) the sum of interest payable on the
                                 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if
                                 any of (i) the overcollateralization and (ii) the required overcollateralization for such
                                 Distribution Date.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Allocation     For any Distribution Date, the percentage
Percentage:                      equivalent of a fraction, determined as
                                 follows: (i) in the case of the Class A-1
                                 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal                For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the aggregate Certificate
                                 Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.

Class M-1 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.

Class M-2 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.

Class M-3 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.

Class B-1 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-2 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.

Class B-3 Principal              For any Distribution Date, an amount equal to
Distribution Amount:             the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,203,578.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is not anticipated that any of the Offered
                                 Certificates will be SMMEA eligible.

Prospectus:                      The Class A-2, Class A-3, Class A-4, Class M-1,
                                 Class M-2, Class M-3, Class B-1, Class B-2 and
                                 Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                           5.33          4.53         3.67          2.74          2.10          1.61          1.23
       First Payment Date          7/25/2004    7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                       1 - 183      1 - 157       1 - 128       1 - 96        1 - 75        1 - 61        1 - 51
----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                           2.96          2.50         2.02          1.50          1.18          0.97          0.82
       First Payment Date          7/25/2004    7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     2/25/2012    12/25/2010    9/25/2009     5/25/2008     1/25/2007     8/25/2006     4/25/2006
       Window                       1 - 92        1 - 78       1 - 63        1 - 47        1 - 31        1 - 26        1 - 22
----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                           12.14        10.36         8.41          6.29          4.75          3.43          2.41
       First Payment Date          2/25/2012    12/25/2010    9/25/2009     5/25/2008     1/25/2007     8/25/2006     4/25/2006
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      92 - 183      78 - 157     63 - 128       47 - 96       31 - 75       26 - 61       22 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           10.18         8.66         7.01          5.32          4.56          4.47          4.24
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     9/25/2007    12/25/2007     4/25/2008     9/25/2008
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       39 - 96       42 - 75       46 - 61       51 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.18         8.66         7.01          5.30          4.42          4.03          4.00
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     8/25/2007     9/25/2007    11/25/2007     1/25/2008
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       38 - 96       39 - 75       41 - 61       43 - 51
----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.18         8.66         7.01          5.29          4.36          3.88          3.69
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     9/25/2007    10/25/2007    11/25/2007
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       37 - 96       39 - 75       40 - 61       41 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.18         8.66         7.01          5.28          4.33          3.83          3.59
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     8/25/2007     9/25/2007    10/25/2007
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       37 - 96       38 - 75       39 - 61       40 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.18         8.66         7.01          5.28          4.33          3.80          3.53
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     8/25/2007     8/25/2007     9/25/2007
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       37 - 96       38 - 75       38 - 61       39 - 51
----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.12         8.61         6.97          5.24          4.28          3.76          3.45
       First Payment Date          6/25/2009    8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     8/25/2007
       Expected Final Maturity     9/25/2019    7/25/2017     2/25/2015     6/25/2012     9/25/2010     7/25/2009     9/25/2008
       Window                      60 - 183      50 - 157     41 - 128       37 - 96       37 - 75       38 - 61       38 - 51
----------------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                           5.70          4.88          3.98          2.99          2.30          1.78          1.28
       First Payment Date          7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity    10/25/2031     1/25/2030    11/25/2026    12/25/2021     6/25/2018    11/25/2015    12/25/2013
       Window                       1 - 328       1 - 307       1 - 269       1 - 210       1 - 168       1 - 137       1 - 114
-----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                           2.96          2.50          2.02          1.50          1.18          0.97          0.82
       First Payment Date          7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004     7/25/2004
       Expected Final Maturity     2/25/2012    12/25/2010     9/25/2009     5/25/2008     1/25/2007     8/25/2006     4/25/2006
       Window                       1 - 92        1 - 78        1 - 63        1 - 47        1 - 31        1 - 26        1 - 22
-----------------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                           13.54         11.71         9.60          7.24          5.54          4.08          2.60
       First Payment Date          2/25/2012    12/25/2010     9/25/2009     5/25/2008     1/25/2007     8/25/2006     4/25/2006
       Expected Final Maturity    10/25/2031     1/25/2030    11/25/2026    12/25/2021     6/25/2018    11/25/2015    12/25/2013
       Window                      92 - 328      78 - 307      63 - 269      47 - 210      31 - 168      26 - 137      22 - 114
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.04         9.47          7.71          5.86          5.01          4.82          5.73
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     9/25/2007    12/25/2007     4/25/2008    11/25/2008
       Expected Final Maturity     4/25/2029    11/25/2026     6/25/2023     1/25/2019    12/25/2015    11/25/2013     9/25/2012
       Window                      60 - 298      50 - 269      41 - 228      39 - 175      42 - 138      46 - 113       53 - 99
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           10.97         9.39          7.64          5.78          4.81          4.35          4.27
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     8/25/2007     9/25/2007    11/25/2007     1/25/2008
       Expected Final Maturity    10/25/2027     4/25/2025    11/25/2021     9/25/2017    12/25/2014    12/25/2012     7/25/2011
       Window                      60 - 280      50 - 250      41 - 209      38 - 159      39 - 126      41 - 102       43 - 85
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.85         9.28          7.53          5.69          4.69          4.15          3.90
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     9/25/2007    10/25/2007    11/25/2007
       Expected Final Maturity     7/25/2025    12/25/2022    10/25/2019     1/25/2016     8/25/2013    11/25/2011     8/25/2010
       Window                      60 - 253      50 - 222      41 - 184      37 - 139      39 - 110       40 - 89       41 - 74
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.74         9.17          7.44          5.61          4.60          4.05          3.77
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     8/25/2007     9/25/2007    10/25/2007
       Expected Final Maturity     3/25/2024     9/25/2021     8/25/2018     3/25/2015    11/25/2012     4/25/2011     2/25/2010
       Window                      60 - 237      50 - 207      41 - 170      37 - 129      38 - 101       39 - 82       40 - 68
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.57         9.01          7.31          5.50          4.52          3.95          3.65
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     8/25/2007     8/25/2007     9/25/2007
       Expected Final Maturity    12/25/2022     7/25/2020     8/25/2017     5/25/2014     4/25/2012    10/25/2010     9/25/2009
       Window                      60 - 222      50 - 193      41 - 158      37 - 119       38 - 94       38 - 76       39 - 63
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.21         8.69          7.03          5.29          4.32          3.79          3.48
       First Payment Date          6/25/2009     8/25/2008    11/25/2007     7/25/2007     7/25/2007     8/25/2007     8/25/2007
       Expected Final Maturity     3/25/2021    11/25/2018     3/25/2016     4/25/2013     5/25/2011     2/25/2010     2/25/2009
       Window                      60 - 201      50 - 173      41 - 141      37 - 106       37 - 83       38 - 68       38 - 56
-----------------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                                         3.24                      2.54                       2.01
       First Payment Date                       7/25/2004                  7/25/2004                 7/25/2004
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    1 - 116                    1 - 92                     1 - 75
------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                                         1.74                      1.34                       1.09
       First Payment Date                       7/25/2004                  7/25/2004                 7/25/2004
       Expected Final Maturity                  2/25/2009                  2/25/2008                 12/25/2006
       Window                                     1 - 56                    1 - 44                     1 - 30
------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                                         7.55                      5.97                       4.64
       First Payment Date                       2/25/2009                  2/25/2008                 12/25/2006
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    56 - 116                   44 - 92                   30 - 75
------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                                         6.32                      5.14                       4.59
       First Payment Date                       7/25/2007                 10/25/2007                 1/25/2008
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   40 - 92                   43 - 75
------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                                         6.32                      5.10                       4.42
       First Payment Date                       7/25/2007                  8/25/2007                 10/25/2007
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   38 - 92                   40 - 75
------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                                         6.32                      5.08                       4.35
       First Payment Date                       7/25/2007                  8/25/2007                 9/25/2007
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   38 - 92                   39 - 75
------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                                         6.32                      5.08                       4.33
       First Payment Date                       7/25/2007                  7/25/2007                 8/25/2007
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   37 - 92                   38 - 75
------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                                         6.32                      5.07                       4.32
       First Payment Date                       7/25/2007                  7/25/2007                 8/25/2007
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   37 - 92                   38 - 75
------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                                         6.28                      5.03                       4.27
       First Payment Date                       7/25/2007                  7/25/2007                 7/25/2007
       Expected Final Maturity                  2/25/2014                  2/25/2012                 9/25/2010
       Window                                    37 - 116                   37 - 92                   37 - 75
------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-2   WAL                                         3.52                      2.76                       2.19
       First Payment Date                       7/25/2004                  7/25/2004                 7/25/2004
       Expected Final Maturity                  4/25/2025                  6/25/2021                 7/25/2018
       Window                                    1 - 250                    1 - 204                   1 - 169
------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                                         1.74                      1.34                       1.09
       First Payment Date                       7/25/2004                  7/25/2004                 7/25/2004
       Expected Final Maturity                  2/25/2009                  2/25/2008                 12/25/2006
       Window                                     1 - 56                    1 - 44                     1 - 30
------------------------------------------------------------------------------------------------------------------------
 A-4   WAL                                         8.61                      6.84                       5.36
       First Payment Date                       2/25/2009                  2/25/2008                 12/25/2006
       Expected Final Maturity                  4/25/2025                  6/25/2021                 7/25/2018
       Window                                    56 - 250                  44 - 204                   30 - 169
------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                                         6.98                      5.68                       5.03
       First Payment Date                       7/25/2007                 10/25/2007                 1/25/2008
       Expected Final Maturity                  12/25/2021                 7/25/2018                 1/25/2016
       Window                                    37 - 210                  40 - 169                   43 - 139
------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                                         6.91                      5.58                       4.82
       First Payment Date                       7/25/2007                  8/25/2007                 10/25/2007
       Expected Final Maturity                  6/25/2020                  4/25/2017                 1/25/2015
       Window                                    37 - 192                  38 - 154                   40 - 127
------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                                         6.81                      5.48                       4.68
       First Payment Date                       7/25/2007                  8/25/2007                 9/25/2007
       Expected Final Maturity                  6/25/2018                  8/25/2015                 8/25/2013
       Window                                    37 - 168                  38 - 134                   39 - 110
------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                                         6.72                      5.40                       4.60
       First Payment Date                       7/25/2007                  7/25/2007                 8/25/2007
       Expected Final Maturity                  6/25/2017                 10/25/2014                 12/25/2012
       Window                                    37 - 156                  37 - 124                   38 - 102
------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                                         6.60                      5.29                       4.50
       First Payment Date                       7/25/2007                  7/25/2007                 8/25/2007
       Expected Final Maturity                  6/25/2016                  1/25/2014                 4/25/2012
       Window                                    37 - 144                  37 - 115                   38 - 94
------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                                         6.34                      5.08                       4.31
       First Payment Date                       7/25/2007                  7/25/2007                 7/25/2007
       Expected Final Maturity                  3/25/2015                 12/25/2012                 6/25/2011
       Window                                    37 - 129                  37 - 102                   37 - 84
------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period   A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
---------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
     0                                     --           --           --           --           --           --           --
     1        11.24        11.24        11.24        10.25        10.25        10.25        10.25        10.25        10.25
     2        10.01        10.01        10.01         9.04         9.04         9.04         9.04         9.04         9.04
     3        10.03        10.03        10.03         9.05         9.05         9.05         9.05         9.05         9.05
     4        10.26        10.26        10.26         9.27         9.27         9.27         9.27         9.27         9.27
     5        10.05        10.05        10.05         9.06         9.06         9.06         9.06         9.06         9.06
     6        10.27        10.27        10.27         9.27         9.27         9.27         9.27         9.27         9.27
     7        10.06        10.06        10.06         9.06         9.06         9.06         9.06         9.06         9.06
     8        10.07        10.07        10.07         9.06         9.06         9.06         9.06         9.06         9.06
     9        10.78        10.78        10.78         9.74         9.74         9.74         9.74         9.74         9.74
    10        10.08        10.08        10.08         9.06         9.06         9.06         9.06         9.06         9.06
    11        10.30        10.30        10.30         9.27         9.27         9.27         9.27         9.27         9.27
    12        10.09        10.09        10.09         9.06         9.06         9.06         9.06         9.06         9.06
    13        10.32        10.32        10.32         9.27         9.27         9.27         9.27         9.27         9.27
    14        10.10        10.10        10.10         9.06         9.06         9.06         9.06         9.06         9.06
    15        10.11        10.11        10.11         9.06         9.06         9.06         9.06         9.06         9.06
    16        10.34        10.34        10.34         9.27         9.27         9.27         9.27         9.27         9.27
    17        10.13        10.13        10.13         9.06         9.06         9.06         9.06         9.06         9.06
    18        10.36        10.36        10.36         9.27         9.27         9.27         9.27         9.27         9.27
    19        10.15        10.15        10.15         9.06         9.06         9.06         9.06         9.06         9.06
    20        10.16        10.16        10.16         9.06         9.06         9.06         9.06         9.06         9.06
    21        10.89        10.89        10.89         9.75         9.75         9.75         9.75         9.75         9.75
    22        10.03        10.03        10.03         9.52         9.52         9.52         9.52         9.52         9.52
    23        10.31        10.31        10.31         9.77         9.77         9.77         9.77         9.77         9.77
    24        10.06        10.06        10.06         9.52         9.52         9.52         9.52         9.52         9.52
    25        10.33        10.33        10.33         9.77         9.77         9.77         9.77         9.77         9.77
    26        10.09        10.09        10.09         9.52         9.52         9.52         9.52         9.52         9.52
    27        10.11        10.11        10.11         9.52         9.52         9.52         9.52         9.52         9.52
    28        10.51        10.51        10.51        10.16        10.16        10.16        10.16        10.16        10.16
    29        10.24        10.24        10.24         9.88         9.88         9.88         9.88         9.88         9.88
    30        10.55        10.55        10.55        10.16        10.16        10.16        10.16        10.16        10.16
    31        10.28        10.28        10.28         9.88         9.88         9.88         9.88         9.88         9.88
    32        10.31        10.31        10.31         9.89         9.89         9.89         9.89         9.89         9.89
    33        11.43        11.43        11.43        10.91        10.91        10.91        10.91        10.91        10.91
    34        10.68        10.68        10.68        10.19        10.19        10.19        10.19        10.19        10.19
    35        11.03        11.03        11.03        10.50        10.50        10.50        10.50        10.50        10.50
    36        10.74        10.74        10.74        10.19        10.19        10.19        10.19        10.19        10.19
    37        25.74        25.74        25.74        10.49        10.49        10.49        10.49        10.49        10.49
    38        11.54        11.54        11.54        10.19        10.19        10.19        10.19        10.19        10.19
    39        11.61        11.61        11.61        10.30        10.30        10.30        10.29        10.29        10.29
    40        12.66        12.66        12.66        10.55        10.55        10.55        10.55        10.55        10.55
    41        12.19        12.19        12.19        10.22        10.22        10.22        10.22        10.22        10.22
    42        12.58        12.58        12.58        10.55        10.55        10.55        10.55        10.55        10.55
    43        12.18        12.18        12.18        10.21        10.21        10.21        10.21        10.21        10.21
    44        12.18        12.18        12.18        10.22        10.22        10.22        10.22        10.22        10.22
    45        13.16        13.16        13.16        10.76        10.76        10.76        10.76        10.76        10.76
    46        12.64        12.64        12.64        10.40        10.40        10.40        10.40        10.40        10.40
    47        13.06        13.06        13.06        10.74        10.74        10.74        10.74        10.74        10.74

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period   A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
  ------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
    48        12.64           --        12.64        10.39        10.39        10.39        10.39        10.39        10.39
    49        13.06           --        13.06        10.74        10.74        10.74        10.74        10.74        10.74
    50        12.64           --        12.64        10.39        10.39        10.39        10.39        10.39        10.39
    51        12.76           --        12.76        10.49        10.49        10.49        10.49        10.49        10.49
    52        13.20           --        13.20        10.85        10.85        10.85        10.85        10.85        10.85
    53        12.77           --        12.77        10.50        10.50        10.50        10.50        10.50        10.50
    54        13.20           --        13.20        10.85        10.85        10.85        10.85        10.85        10.85
    55        12.77           --        12.77        10.50        10.50        10.50        10.50        10.50        10.50
    56        12.77           --        12.77        10.50        10.50        10.50        10.50        10.50        10.50
    57        14.23           --        14.23        11.69        11.69        11.69        11.69        11.69        11.69
    58        12.97           --        12.97        10.63        10.63        10.63        10.63        10.63        10.63
    59        13.40           --        13.40        10.98        10.98        10.98        10.98        10.98        10.98
    60        12.97           --        12.97        10.63        10.63        10.63        10.63        10.63        10.63
    61        13.40           --        13.40        10.98        10.98        10.98        10.98        10.98        10.98
    62        12.97           --        12.97        10.63        10.63        10.63        10.63        10.63        10.63
    63        12.97           --        12.97        10.63        10.63        10.63        10.63        10.63        10.63
    64        13.40           --        13.40        10.98        10.98        10.98        10.98        10.98        10.98
    65        12.96           --        12.96        10.62        10.62        10.62        10.62        10.62        10.62
    66        13.40           --        13.40        10.98        10.98        10.98        10.98        10.98        10.98
    67        12.96           --        12.96        10.62        10.62        10.62        10.62        10.62        10.62
    68        12.96           --        12.96        10.62        10.62        10.62        10.62        10.62        10.62
    69        14.35           --        14.35        11.76        11.76        11.76        11.76        11.76        11.76
    70        12.96           --        12.96        10.62        10.62        10.62        10.62        10.62        10.62
    71        13.39           --        13.39        10.97        10.97        10.97        10.97        10.97        10.97
    72        12.96           --        12.96        10.61        10.61        10.61        10.61        10.61        10.61
    73        13.39           --        13.39        10.97        10.97        10.97        10.97        10.97        10.97
    74        12.96           --        12.96        10.61        10.61        10.61        10.61        10.61        10.61
    75        12.96           --        12.96        10.61        10.61        10.61        10.61        10.61        10.61
    76        13.39           --        13.39        10.96        10.96        10.96        10.96        10.96        10.96
    77        12.96           --        12.96        10.61        10.61        10.61        10.61        10.61        10.61
    78        13.39           --        13.39        10.96        10.96        10.96        10.96        10.96        10.96
    79        12.96           --        12.96        10.61        10.61        10.61        10.61        10.61        10.61
    80        12.95           --        12.95        10.61        10.61        10.61        10.61        10.61        10.61
    81        14.34           --        14.34        11.74        11.74        11.74        11.74        11.74        11.74
    82        12.95           --        12.95        10.60        10.60        10.60        10.60        10.60        10.60
    83        13.39           --        13.39        10.96        10.96        10.96        10.96        10.96        10.96
    84        12.95           --        12.95        10.60        10.60        10.60        10.60        10.60        10.60
    85        13.38           --        13.38        10.95        10.95        10.95        10.95        10.95        10.95
    86        12.95           --        12.95        10.60        10.60        10.60        10.60        10.60        10.60
    87        12.95           --        12.95        10.60        10.60        10.60        10.60        10.60        10.60
    88        12.22           --        12.22        10.95        10.95        10.95        10.95        10.95        10.95
    89        11.16           --        11.16        10.60        10.60        10.60        10.60        10.60        10.60
    90        11.55           --        11.55        10.95        10.95        10.95        10.95        10.95        10.95
    91        11.19           --        11.19        10.59        10.59        10.59        10.59        10.59        10.59
    92        11.21           --        11.21        10.59        10.59        10.59        10.59        10.59        10.59
    93        12.00           --        12.00        11.32        11.32        11.32        11.32        11.32        11.32
    94        11.25           --        11.25        10.59        10.59        10.59        10.59        10.59        10.59
    95        11.64           --        11.64        10.94        10.94        10.94        10.94        10.94        10.94


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period   A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
  ------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
    96        11.28           --        11.28        10.59        10.59        10.59        10.59        10.59        10.59
    97        11.68           --        11.68        10.94        10.94        10.94        10.94        10.94        10.94
    98        11.32           --        11.32        10.59        10.59        10.59        10.59        10.59        10.59
    99        11.34           --        11.34        10.59        10.59        10.59        10.59        10.59        10.59
   100        11.74           --        11.74        10.94        10.94        10.94        10.94        10.94        10.94
   101        11.39           --        11.39        10.59        10.59        10.59        10.59        10.59        10.59
   102        11.79           --        11.79        10.94        10.94        10.94        10.94        10.94        10.94
   103        11.43           --        11.43        10.58        10.58        10.58        10.58        10.58        10.58
   104        11.45           --        11.45        10.58        10.58        10.58        10.58        10.58        10.58
   105        12.71           --        12.71        11.72        11.72        11.72        11.72        11.72        11.72
   106        11.50           --        11.50        10.58        10.58        10.58        10.58        10.58        10.58
   107        11.91           --        11.91        10.93        10.93        10.93        10.93        10.93        10.93
   108        11.55           --        11.55        10.58        10.58        10.58        10.58        10.58        10.58
   109        11.97           --        11.97        10.93        10.93        10.93        10.93        10.93           --
   110        11.61           --        11.61        10.58        10.58        10.58        10.58        10.58           --
   111        11.64           --        11.64        10.58        10.58        10.58        10.58        10.58           --
   112        12.05           --        12.05        10.93        10.93        10.93        10.93        10.93           --
   113        11.69           --        11.69        10.58        10.58        10.58        10.58        10.58           --
   114        12.12           --        12.12        10.93        10.93        10.93        10.93        10.93           --
   115        11.76           --        11.76        10.58        10.58        10.58        10.58        10.58           --
   116        11.79           --        11.79        10.57        10.57        10.57        10.57        10.57           --
   117        13.09           --        13.09        11.71        11.71        11.71        11.71        11.71           --
   118        11.85           --        11.85        10.57        10.57        10.57        10.57        10.57           --
   119        12.29           --        12.29        10.93        10.93        10.93        10.93        10.93           --
   120        11.92           --        11.92        10.57        10.57        10.57        10.57        10.57           --
   121        12.36           --        12.36        10.92        10.92        10.92        10.92        10.92           --
   122        12.00           --        12.00        10.57        10.57        10.57        10.57           --           --
   123        12.04           --        12.04        10.57        10.57        10.57        10.57           --           --
   124        12.48           --        12.48        10.92        10.92        10.92        10.92           --           --
   125        12.12           --        12.12        10.57        10.57        10.57        10.57           --           --
   126        12.56           --        12.56        10.92        10.92        10.92        10.92           --           --
   127        12.20           --        12.20        10.57        10.57        10.57        10.57           --           --
   128        12.24           --        12.24        10.57        10.57        10.57        10.57           --           --
   129        13.61           --        13.61        11.70        11.70        11.70        11.70           --           --
   130        12.33           --        12.33        10.57        10.57        10.57        10.57           --           --
   131        12.79           --        12.79        10.92        10.92        10.92        10.92           --           --
   132        12.43           --        12.43        10.57        10.57        10.57           --           --           --
   133        12.90           --        12.90        10.92        10.92        10.92           --           --           --
   134        12.53           --        12.53        10.57        10.57        10.57           --           --           --
   135        12.58           --        12.58        10.57        10.57        10.57           --           --           --
   136        13.06           --        13.06        10.92        10.92        10.92           --           --           --
   137        12.69           --        12.69        10.56        10.56        10.56           --           --           --
   138        13.17           --        13.17        10.92        10.92        10.92           --           --           --
   139        12.81           --        12.81        10.56        10.56        10.56           --           --           --
   140        12.87           --        12.87        10.56        10.56        10.56           --           --           --
   141        13.82           --        13.82        11.29        11.29        11.29           --           --           --
   142        12.99           --        12.99        10.56        10.56        10.56           --           --           --
   143        13.49           --        13.49        10.92        10.92           --           --           --           --


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period   A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
  ------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
   144        13.12           --        13.12        10.56        10.56           --           --           --           --
   145        13.63           --        13.63        10.92        10.92           --           --           --           --
   146        13.26           --        13.26        10.56        10.56           --           --           --           --
   147        13.33           --        13.33        10.56        10.56           --           --           --           --
   148        13.85           --        13.85        10.92        10.92           --           --           --           --
   149        13.48           --        13.48        10.56        10.56           --           --           --           --
   150        14.01           --        14.01        10.92        10.92           --           --           --           --
   151        13.64           --        13.64        10.56        10.56           --           --           --           --
   152        13.72           --        13.72        10.56        10.56           --           --           --           --
   153        15.28           --        15.28        11.69        11.69           --           --           --           --
   154        13.89           --        13.89        10.56        10.56           --           --           --           --
   155        14.45           --        14.45        10.92        10.92           --           --           --           --
   156        14.07           --        14.07        10.56        10.56           --           --           --           --
   157        14.64           --        14.64        10.92        10.92           --           --           --           --
   158        14.26           --        14.26        10.56        10.56           --           --           --           --
   159        14.36           --        14.36        10.56        10.56           --           --           --           --
   160        14.94           --        14.94        10.92        10.92           --           --           --           --
   161        14.57           --        14.57        10.56        10.56           --           --           --           --
   162        15.16           --        15.16        10.92        10.92           --           --           --           --
   163        14.78           --        14.78        10.57        10.57           --           --           --           --
   164        14.89           --        14.89        10.57           --           --           --           --           --
   165        16.62           --        16.62        11.70           --           --           --           --           --
   166        15.13           --        15.13        10.57           --           --           --           --           --
   167        15.76           --        15.76        10.92           --           --           --           --           --
   168        15.38           --        15.38        10.57           --           --           --           --           --
   169        16.02           --        16.02        10.92           --           --           --           --           --
   170        15.64           --        15.64        10.57           --           --           --           --           --
   171        15.77           --        15.77        10.57           --           --           --           --           --
   172        16.44           --        16.44        10.92           --           --           --           --           --
   173        16.06           --        16.06        10.57           --           --           --           --           --
   174        16.74           --        16.74        10.92           --           --           --           --           --
   175        16.36           --        16.36        10.57           --           --           --           --           --
   176        16.51           --        16.51        10.57           --           --           --           --           --
   177        18.46           --        18.46        11.71           --           --           --           --           --
   178        16.84           --        16.84        10.57           --           --           --           --           --
   179        17.61           --        17.61           --           --           --           --           --           --
   180        17.32           --        17.32           --           --           --           --           --           --
   181        18.21           --        18.21           --           --           --           --           --           --
   182        17.94           --        17.94           --           --           --           --           --           --
   183        18.28           --        18.28           --           --           --           --           --           --
   184        19.26           --        19.26           --           --           --           --           --           --
   185        19.03           --        19.03           --           --           --           --           --           --
   186        20.09           --        20.09           --           --           --           --           --           --
   187        19.88           --        19.88           --           --           --           --           --           --
   188        20.36           --        20.36           --           --           --           --           --           --
   189        22.32           --        22.32           --           --           --           --           --           --
   190        21.43           --        21.43           --           --           --           --           --           --
   191        22.77           --        22.77           --           --           --           --           --           --


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period   A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)  B-3 Cap (%)
  ------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
   192        22.70           --        22.70           --           --           --           --           --           --
   193        24.19           --        24.19           --           --           --           --           --           --
   194        24.20           --        24.20           --           --           --           --           --           --
   195        25.06           --        25.06           --           --           --           --           --           --
   196        26.88           --        26.88           --           --           --           --           --           --
   197        27.08           --        27.08           --           --           --           --           --           --
   198        29.20           --        29.20           --           --           --           --           --           --
   199        29.59           --        29.59           --           --           --           --           --           --
   200        31.09           --        31.09           --           --           --           --           --           --
   201        36.31           --        36.31           --           --           --           --           --           --
   202        34.76           --        34.76           --           --           --           --           --           --
   203        38.27           --        38.27           --           --           --           --           --           --
   204        39.71           --        39.71           --           --           --           --           --           --
   205        44.33           --        44.33           --           --           --           --           --           --
   206        46.75           --        46.75           --           --           --           --           --           --
   207        51.50           --        51.50           --           --           --           --           --           --
   208        59.43           --        59.43           --           --           --           --           --           --
   209        65.34           --        65.34           --           --           --           --           --           --
   210        78.49           --        78.49           --           --           --           --           --           --
   211        91.21           --        91.21           --           --           --           --           --           --
   212       114.95           --       114.95           --           --           --           --           --           --
   213       173.81           --       173.81           --           --           --           --           --           --
   214       251.68           --       251.68           --           --           --           --           --           --
   215          *             --          *             --           --           --           --           --           --
   216           --           --           --           --           --           --           --           --           --


* In Period 215 the Class A-2 has a balance of $32,504.65 and is paid $40,179.37 in interest, and the Class A-4 has a balance of $84,050.09 and is paid $103,895.28 in interest


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                      Group II Class A Cap                                Class M Cap
            -------------------------------------------   -------------------------------------------
  Period      Balance ($)        Strike %     Ceiling %     Balance ($)        Strike %     Ceiling %
     1      537,868,000.00         5.50         9.00      190,895,000.00         5.40         8.10
     2      525,515,849.03         5.50         9.00      190,895,000.00         5.40         8.10
     3      513,144,843.59         5.50         9.00      190,895,000.00         5.40         8.10
     4      500,750,623.78         5.50         9.00      190,895,000.00         5.40         8.10
     5      488,329,974.09         5.50         9.00      190,895,000.00         5.40         8.10
     6      475,880,970.84         5.50         9.00      190,895,000.00         5.40         8.10
     7      463,402,981.81         5.50         9.00      190,895,000.00         5.40         8.10
     8      450,896,658.76         5.50         9.00      190,895,000.00         5.40         8.10
     9      438,363,922.53         5.50         9.00      190,895,000.00         5.40         8.10
    10      425,807,940.63         5.50         9.00      190,895,000.00         5.40         8.10
    11      413,233,097.16         5.50         9.00      190,895,000.00         5.40         8.10
    12      400,646,735.53         5.50         9.00      190,895,000.00         5.40         8.10
    13      388,073,448.05         5.50         9.00      190,895,000.00         5.40         8.10
    14      375,797,353.10         5.50         9.00      190,895,000.00         5.40         8.10
    15      363,811,468.61         5.50         9.00      190,895,000.00         5.40         8.10
    16      352,108,975.92         5.50         9.00      190,895,000.00         5.40         8.10
    17      340,683,215.96         5.50         9.00      190,895,000.00         5.40         8.10
    18      329,527,685.55         5.50         9.00      190,895,000.00         5.40         8.10
    19      318,636,033.74         5.50         9.00      190,895,000.00         5.40         8.10
    20      308,002,058.26         5.50         9.00      190,895,000.00         5.40         8.10
    21      297,619,723.11         5.50         9.00      190,895,000.00         5.40         8.10
    22      287,483,106.44         7.30         9.50      190,895,000.00         6.60         8.55
    23      277,594,839.42         7.30         9.50      190,895,000.00         6.60         8.55
    24      267,940,461.76         7.30         9.50      190,895,000.00         6.60         8.55
    25      258,514,477.79         7.30         9.50      190,895,000.00         6.60         8.55
    26      249,311,520.45         7.30         9.50      190,895,000.00         6.60         8.55
    27      240,326,348.28         7.30         9.50      190,895,000.00         6.60         8.55
    28      231,553,842.48         8.40        10.00      190,895,000.00         7.35         8.95
    29      222,989,013.25         8.40        10.00      190,895,000.00         7.35         8.95
    30      214,626,969.00         8.40        10.00      190,895,000.00         7.35         8.95
    31      206,462,942.05         8.40        10.00      190,895,000.00         7.35         8.95
    32      198,492,297.53         8.40        10.00      190,895,000.00         7.35         8.95
    33      190,710,489.61         8.40        10.00      190,895,000.00         7.35         8.95
    34      183,114,950.98         9.35        10.40      190,895,000.00         8.20         9.25
    35      175,699,108.17         9.35        10.40      190,895,000.00         8.20         9.25
    36      168,458,991.00         9.35        10.40      190,895,000.00         8.20         9.25
    37                  --           --           --      190,895,000.00         8.20         9.25
    38                  --           --           --      189,313,572.45         8.20         9.25
    39                  --           --           --      176,422,411.64         8.20         9.25
    40                  --           --           --      163,838,195.26         9.00         9.25
    41                  --           --           --      151,553,671.34         9.00         9.25
    42                  --           --           --      145,257,391.33         9.00         9.25
    43                  --           --           --      141,752,135.72         9.00         9.25
    44                  --           --           --      138,330,405.69         9.00         9.25
    45                  --           --           --                  --           --           --



                            Class B Cap
           ------------------------------------------
Period
   1        Balance ($)       Strike %     Ceiling %
   2       54,027,000.00         3.70         6.40
   3       54,027,000.00         3.70         6.40
   4       54,027,000.00         3.70         6.40
   5       54,027,000.00         3.70         6.40
   6       54,027,000.00         3.70         6.40
   7       54,027,000.00         3.70         6.40
   8       54,027,000.00         3.70         6.40
   9       54,027,000.00         3.70         6.40
  10       54,027,000.00         3.70         6.40
  11       54,027,000.00         3.70         6.40
  12       54,027,000.00         3.70         6.40
  13       54,027,000.00         3.70         6.40
  14       54,027,000.00         3.70         6.40
  15       54,027,000.00         3.70         6.40
  16       54,027,000.00         3.70         6.40
  17       54,027,000.00         3.70         6.40
  18       54,027,000.00         3.70         6.40
  19       54,027,000.00         3.70         6.40
  20       54,027,000.00         3.70         6.40
  21       54,027,000.00         3.70         6.40
  22       54,027,000.00         3.70         6.40
  23       54,027,000.00         4.90         6.85
  24       54,027,000.00         4.90         6.85
  25       54,027,000.00         4.90         6.85
  26       54,027,000.00         4.90         6.85
  27       54,027,000.00         4.90         6.85
  28       54,027,000.00         4.90         6.85
  29       54,027,000.00         5.65         7.25
  30       54,027,000.00         5.65         7.25
  31       54,027,000.00         5.65         7.25
  32       54,027,000.00         5.65         7.25
  33       54,027,000.00         5.65         7.25
  34       54,027,000.00         5.65         7.25
  35       54,027,000.00         6.50         7.55
  36       54,027,000.00         6.50         7.55
  37       54,027,000.00         6.50         7.55
  38       54,027,000.00         6.50         7.55
  39       45,326,937.90         6.50         7.55
  40       44,234,463.03         6.50         7.55
  41       43,168,000.53         7.30         7.55
  42       42,126,935.76         7.30         7.55
  43       41,110,668.60         7.30         7.55
  44       40,118,613.03         7.30         7.55
  45       39,150,196.86         7.30         7.55
                      --           --           --



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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